As filed with the Securities and Exchange Commission on June 9, 2014

Registration No. 333-194561

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 5

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	2821	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard

Suite 300

Berwyn, PA 19312

(610) 240-3200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Curtis S. Shaw

Executive Vice President, General Counsel and Corporate Secretary

1000 Chesterbrook Boulevard

Suite 300

Berwyn, PA 19312

(610) 240-3200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Craig E. Marcus Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199 (617) 951-7000	Barbara L. Becker Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166 (212) 351-4000

Approximate date of commencement of proposed sale to public:

As soon as practicable after this Registration Statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses payable by us in connection with the sale and distribution of the securities registered hereby, other than underwriting discounts or commission. All amounts are estimates except for the SEC registration fee and the Financial Industry Regulatory Authority filing fee.

SEC Registration fee	$28,143
FINRA filing fee	35,000
Stock Exchange Listing fee	225,000
Printing and engraving	400,000
Legal fees and expenses	2,500,000
Accounting fees and expenses	400,000
Transfer Agent and registrar fees	30,000
Miscellaneous	2,281,857

Total	$5,900,000

Item 14. Indemnification of Directors and Officers.

According to Luxembourg case law, liability exemption clauses, in a contractual arrangement between a director and company or included in the articles of association of a company, are generally accepted as valid to the extent that they are: (a) voluntarily agreed without fraud; (b) not prohibited by specific legal provisions, legal principles, general interest or protection of certain creditors; and (c) not in contradiction with the purpose, or the other provisions, of the agreement. Because an arrangement between a company and a director to hold the director harmless against the financial consequences of a claim on the basis of a director’s personal liability for faults committed during the exercise of its mandate, offers similar protection as a D&O liability insurance policy, which insurances are generally admitted under Luxembourg law, it is generally accepted that indemnity agreements are allowed as well, provided that they do not aim to cover criminal charges.

The Articles of Association of Trinseo S.A. contain an undertaking for us to indemnify any manager or other officer of the company for any costs that may be incurred in connection with any legal proceedings against such officer in its capacity as officer of the company, except in case of fraud, willful misconduct, bad faith, gross negligence or reckless disregard to his duties as director.

We expect to enter into indemnification agreements with our executive officers and directors that provide them, in general, with customary indemnification in connection with their service to us or on our behalf to the fullest extent permitted under Luxembourg law.

Item 15. Recent Sales of Unregistered Securities

Equity Securities

On May 8, 2012, we issued 2,215,500,000 ordinary shares to our Parent for aggregate consideration of $22,155,000.

On August 8, 2012, we issued 14,000,000,000 ordinary shares to our Parent for aggregate consideration of $140,000,000.

The issuances of the securities in the transactions described above were issued without registration in reliance on the exemptions afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 thereunder.

The foregoing share numbers do not reflect the 1-for-436.69219 reverse split of our ordinary shares.

Debt Securities

On January 29, 2013 we issued guarantees of the $1,325.0 million aggregate principal amount of 8.750% Senior Secured Notes due 2019 (the “Senior Notes”) that were issued by our indirect wholly-owned subsidiaries, Trinseo Materials Operating S.C.A. and Trinseo Materials Finance, Inc. The Senior Notes were issued at a price of 100% of their face value. The proceeds were used to repay outstanding term loan indebtedness and to pay related fees and expenses. The initial purchasers for the Senior Notes were Deutsche Bank Securities Inc., Barclays Capital Inc., HSBC Securities (USA) Inc., Goldman, Sachs & Co., Scotia Capital (USA) Inc., BMO Capital Markets Corp., Mizuho Securities USA Inc. and SMBC Nikko Capital Markets Limited. The aggregate amount of the initial purchasers’ discount on the Senior Notes was approximately $23.2 million.

The Senior Notes were offered and sold to the initial purchasers in reliance on the exemption afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder and were offered and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. investors outside the United States in compliance with Regulation S of the Securities Act.

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement

3.1**	Amended and Restated Articles of Association of Trinseo S.A.

4.1**	Form of Specimen Share Certificate of Trinseo S.A.

4.2	Indenture, dated as of January 29, 2013, including Form of 8.750% Senior Secured Notes due 2019, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.3	First Supplemental Indenture, dated as of March 12, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.4	Second Supplemental Indenture, dated as of May 10, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.5	Third Supplemental Indenture, dated as of September 16, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.4 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.6	Fourth Supplemental Indenture, dated as of December 3, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.9 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 6, 2013)

Exhibit No.	Description

4.7	Intercreditor and Collateral Agency Agreement, dated as of January 29, 2013, by and among Trinseo Materials Operating S.C.A., the other Grantors party hereto, Deutsche Bank AG New York Branch, Wilmington Trust, National Association and each Additional Collateral Agent from time to time party thereto (incorporated herein by reference to Exhibit 4.5 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

4.8**	Form of Registration Rights Agreement between the Company and Bain Capital Everest Manager Holding S.C.A.

5.1**	Opinion of Loyens & Loeff Luxembourg S.à.r.l.

10.1	Credit Agreement, dated as of June 17, 2010, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.1 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.2	First Amendment to Credit Agreement, dated as of February 2, 2011, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.2 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.3	Second Amendment to Credit Agreement, dated as of July 28, 2011, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.3 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.4	Third Amendment to Credit Agreement, dated as of February 13, 2012, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.4 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.5	Fourth Amendment to Credit Agreement, dated as of August 9, 2012, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.5 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.6	Fifth Amendment to Credit Agreement, dated as of January 29, 2013, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.6 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.7	Sixth Amendment to Credit Agreement, dated as of December 3, 2013, among Trinseo Materials Operating S.C.A., Styron Italia S.R.L. and each Lender party (incorporated by reference to Exhibit 10.34 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 6, 2013)

10.8	Amended and Restated Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Christopher D. Pappas, dated April 11, 2013 (incorporated by reference to Exhibit 10.7 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.9	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Curtis S. Shaw, dated July 1, 2010, as amended by Amendment No. 1 dated August 18, 2010, and Amendment No. 2 dated February 14, 2012 (incorporated by reference to Exhibit 10.8 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

Exhibit No.	Description

10.10	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and John A. Feenan, dated December 22, 2011 (incorporated by reference to Exhibit 10.9 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.11	Employment Offer Letter, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Marco Levi, dated September 22, 2010 (incorporated by reference to Exhibit 10.10 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.12	First Amendment to the Employment Letter Agreement, dated as of January 17, 2014, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Marco Levi (incorporated by reference to Exhibit 10.36 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on January 17, 2014)

10.13	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Martin Pugh, dated March 1, 2013 (incorporated by reference to Exhibit 10.35 to the Trinseo Materials Operating S.C.A. Annual Report on Form 10-K, filed March 14, 2014)

10.14	First Amendment to the Employment Agreement, dated January 17, 2014, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Martin Pugh. (incorporated by reference to Exhibit 10.35 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on January 17, 2014)

10.15	Form of Amended and Restated Executive Subscription and Securityholder’s Agreement, by and among Bain Capital Everest Manager Holding SCA, Bain Capital Everest Manager S.à.r.l., the executive named therein and the other investors named therein (incorporated by reference to Exhibit 10.12 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.16	Amended and Restated Executive Subscription and Securityholder’s Agreement, by and among Bain Capital Everest Manager Holding SCA, Bain Capital Everest Manager S.à.r.l., Christopher D. Pappas and the other investors named therein, dated February 3, 2011 (incorporated by reference to Exhibit 10.13 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.17	Investor Subscription and Shareholder Agreement by and among Bain Capital Everest Manager Holding SCA and the various investors named therein, dated June 17, 2010. (incorporated herein by reference to Exhibit 10.14 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.18	Registration Rights Agreement, by and among Bain Capital Everest Manager Holding SCA and the investors named therein, dated June 17, 2010. (incorporated herein by reference to Exhibit 10.15 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.19	Advisory Agreement, by and between Bain Capital Partners, LLC, Portfolio Company Advisors Limited, Styron Holding BC and Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), dated June 17, 2010 (incorporated by reference to Exhibit 10.16 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.20	Transaction Services Agreement, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Bain Capital Partners, dated June 17, 2010 (incorporated by reference to Exhibit 10.17 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

Exhibit No.	Description

10.21	Latex Joint Venture Option Agreement, among The Dow Chemical Company, Styron LLC and Styron Holding B.V., dated June 17, 2010, as amended by the Latex Joint Venture Option Agreement Amendment, dated August 9, 2011 (incorporated by reference to Exhibit 10.18 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.22*	Second Amended and Restated Master Outsourcing Services Agreement, among The Dow Chemical Company and Styron LLC and Styron Holding B.V., dated June 1, 2013. (incorporated by reference to Exhibit 10.19 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.23*	Contract of Sale, by and between Americas Styrenics LLC and The Dow Chemical Company, dated December 1, 2009, as amended by that certain Amendment to and Consent to Partial Assignment, dated April 1, 2010 (incorporated herein by reference to Exhibit 10.20 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.24*	Styrene Baseload Sale and Purchase Agreement, between Dow Europe GmbH and Jubail Chevron Phillips Company, dated June 30, 2004 (incorporated by reference to Exhibit 10.21 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.25*	Amended and Restated Ethylene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010 (incorporated by reference to Exhibit 10.22 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.26*	Amended and Restated Benzene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010. (incorporated by reference to Exhibit 10.23 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.27*	Amended and Restated Butadiene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010. (incorporated by reference to Exhibit 10.27 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.28*	Amended and Restated MOD5 Computerized Process Control Software Agreement, Licenses and Services, between Rofan Services Inc. and Styron LLC, dated as of June 17, 2010 (incorporated by reference to Exhibit 10.29 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.29*	Amendment No. 1 to the Amended and Restated MOD5 Computerized Process Control Software Agreement, Licenses and Services, between Rofan Services Inc. and Styron LLC, dated as of June 1, 2013 (incorporated by reference to Exhibit 10.30 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.30*	Amended and Restated Styron License Agreement, among The Dow Chemical Company, Dow Global Technologies Inc. and Styron LLC, dated as of June 17, 2010 (incorporated by reference to Exhibit 10.31 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

Exhibit No.	Description

10.31	Deed of Amendment, Restatement and Accession, dated May 30, 2013, by and among Styron Europe GmbH, Styron Deutschland Anlagengesellschaft mbH, Styron Netherlands B.V., Styron LLC, Trinseo U.S. Receivables Company SPV LLC, Styron Receivables Funding Limited, Styron Finance Luxembourg S.à r.l., Luxembourg, Zweigniederlassung Horgen, Regency Assets Limited, HSBC Bank plc, Styron Holding S.à.r.l, as parent and guarantor, TMF Administration Services Limited, as corporate administrator and registrar and the Law Debenture Trust Corporation plc, as Styron security trustee (incorporated by reference to Exhibit 10.32 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.32**	Form of Restoration and Elective Deferral Plan

10.33**	Performance Award (PA) Plan

10.34**	Form of 2014 Omnibus Incentive Plan

10.35**	Trinseo S.A. Cash Incentive Plan

10.36**	Form of Indemnification Agreement for Directors and Officers

10.37**	Form of Director Offer Letter

10.38**	Form of Restricted Stock Unit Agreement for Directors

10.39**	Letter agreement, dated as of May 30, 2014, terminating the Latex Joint Venture Option Agreement among The Dow Chemical Company, Styron LLC and Styron Holding B.V.

21.1**	Subsidiaries of Trinseo S.A.

23.1**	Consent of PricewaterhouseCoopers LLP.

23.2**	Consent of Deloitte & Touche LLP.

23.3**	Consent of Loyens & Loeff Luxembourg S.à.r.l. (included in the opinion filed as Exhibit 5.1).

24.1**	Powers of Attorney (included on the signature page).

24.2**	Powers of Attorney for Messrs. Cote, De Leener, Thomas and Vasseur.

*	Portions of this exhibit have been omitted pursuant to a confidential treatment request that was granted effective January 30, 2014. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
**	Previously filed.

(b) Financial Statement Schedules

All schedules are omitted because they are not applicable or the required information is included in the financial statements or notes thereto.

Item 17. Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes:

(1) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 9th day of June, 2014.

TRINSEO S.A.

By:	/s/ Christopher D. Pappas
Name:	Christopher D. Pappas
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Christopher D. Pappas	Director, President and Chief Executive Officer (Principal Executive Officer)	June 9, 2014
Christopher D. Pappas

/s/ John A. Feenan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 9, 2014
John A. Feenan

*	Director	June 9, 2014
Brian W. Chu

* Jeffrey J. Cote	Director	June 9, 2014

* Pierre-Marie De Leener	Director	June 9, 2014

*	Director	June 9, 2014
Seth A. Meisel

*	Director	June 9, 2014
Michel G. Plantevin

* Stephen F. Thomas	Director	June 9, 2014

* Aurélien Vasseur	Director	June 9, 2014

*	Director	June 9, 2014
Stephen M. Zide

By:	/s/ John A. Feenan
Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement

3.1**	Amended and Restated Articles of Association of Trinseo S.A.

4.1**	Form of Specimen Share Certificate of Trinseo S.A.

4.2	Indenture, dated as of January 29, 2013, including Form of 8.750% Senior Secured Notes due 2019, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.3	First Supplemental Indenture, dated as of March 12, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.4	Second Supplemental Indenture, dated as of May 10, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.3 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.5	Third Supplemental Indenture, dated as of September 16, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.4 to the Registration Statement filed on Form S-4, File No. 333-191460, filed September 30, 2013)

4.6	Fourth Supplemental Indenture, dated as of December 3, 2013, by and among Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee and collateral agent (incorporated herein by reference to Exhibit 4.9 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 6, 2013)

4.7	Intercreditor and Collateral Agency Agreement, dated as of January 29, 2013, by and among Trinseo Materials Operating S.C.A., the other Grantors party hereto, Deutsche Bank AG New York Branch, Wilmington Trust, National Association and each Additional Collateral Agent from time to time party thereto (incorporated herein by reference to Exhibit 4.5 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

4.8**	Form of Registration Rights Agreement between the Company and Bain Capital Everest Manager Holding S.C.A.

5.1**	Opinion of Loyens & Loeff Luxembourg S.à.r.l.

10.1	Credit Agreement, dated as of June 17, 2010, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.1 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.2	First Amendment to Credit Agreement, dated as of February 2, 2011, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.2 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

Exhibit No.	Description

10.3	Second Amendment to Credit Agreement, dated as of July 28, 2011, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.3 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.4	Third Amendment to Credit Agreement, dated as of February 13, 2012, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.4 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.5	Fourth Amendment to Credit Agreement, dated as of August 9, 2012, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.5 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.6	Fifth Amendment to Credit Agreement, dated as of January 29, 2013, by and among Trinseo Materials Operating S.C.A., the Guarantors, the Lenders and Deutsche Bank AG New York Branch (incorporated by reference to Exhibit 10.6 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.7	Sixth Amendment to Credit Agreement, dated as of December 3, 2013, among Trinseo Materials Operating S.C.A., Styron Italia S.R.L. and each Lender party (incorporated by reference to Exhibit 10.34 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 6, 2013)

10.8	Amended and Restated Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Christopher D. Pappas, dated April 11, 2013 (incorporated by reference to Exhibit 10.7 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.9	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Curtis S. Shaw, dated July 1, 2010, as amended by Amendment No. 1 dated August 18, 2010, and Amendment No. 2 dated February 14, 2012(incorporated by reference to Exhibit 10.8 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.10	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and John A. Feenan, dated December 22, 2011 (incorporated by reference to Exhibit 10.9 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.11	Employment Offer Letter, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Marco Levi, dated September 22, 2010 (incorporated by reference to Exhibit 10.10 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.12	First Amendment to the Employment Letter Agreement, dated as of January 17, 2014, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Marco Levi (incorporated by reference to Exhibit 10.36 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on January 17, 2014)

10.13	Employment Agreement, among Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), Bain Capital Everest Manager Holding SCA and Martin Pugh, dated March 1, 2013 (incorporated by reference to Exhibit 10.35 to the Trinseo Materials Operating S.C.A. Annual Report on Form 10-K, filed March 14, 2014)

10.14	First Amendment to the Employment Agreement, dated January 17, 2014, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Martin Pugh. (incorporated by reference to Exhibit 10.35 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on January 17, 2014)

Exhibit No.	Description

10.15	Form of Amended and Restated Executive Subscription and Securityholder’s Agreement, by and among Bain Capital Everest Manager Holding SCA, Bain Capital Everest Manager S.à.r.l., the executive named therein and the other investors named therein (incorporated by reference to Exhibit 10.12 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.16	Amended and Restated Executive Subscription and Securityholder’s Agreement, by and among Bain Capital Everest Manager Holding SCA, Bain Capital Everest Manager S.à.r.l., Christopher D. Pappas and the other investors named therein, dated February 3, 2011 (incorporated by reference to Exhibit 10.13 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.17	Investor Subscription and Shareholder Agreement by and among Bain Capital Everest Manager Holding SCA and the various investors named therein, dated June 17, 2010. (incorporated herein by reference to Exhibit 10.14 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.18	Registration Rights Agreement, by and among Bain Capital Everest Manager Holding SCA and the investors named therein, dated June 17, 2010. (incorporated herein by reference to Exhibit 10.15 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.19	Advisory Agreement, by and between Bain Capital Partners, LLC, Portfolio Company Advisors Limited, Styron Holding BC and Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.), dated June 17, 2010 (incorporated by reference to Exhibit 10.16 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.20	Transaction Services Agreement, by and between Styron US Holding, Inc. (f/k/a Bain Capital Everest US Holding, Inc.) and Bain Capital Partners, dated June 17, 2010 (incorporated by reference to Exhibit 10.17 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.21	Latex Joint Venture Option Agreement, among The Dow Chemical Company, Styron LLC and Styron Holding B.V., dated June 17, 2010, as amended by the Latex Joint Venture Option Agreement Amendment, dated August 9, 2011 (incorporated by reference to Exhibit 10.18 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.22*	Second Amended and Restated Master Outsourcing Services Agreement, among The Dow Chemical Company and Styron LLC and Styron Holding B.V., dated June 1, 2013. (incorporated by reference to Exhibit 10.19 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.23*	Contract of Sale, by and between Americas Styrenics LLC and The Dow Chemical Company, dated December 1, 2009, as amended by that certain Amendment to and Consent to Partial Assignment, dated April 1, 2010 (incorporated herein by reference to Exhibit 10.20 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.24*	Styrene Baseload Sale and Purchase Agreement, between Dow Europe GmbH and Jubail Chevron Phillips Company, dated June 30, 2004 (incorporated by reference to Exhibit 10.21 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.25*	Amended and Restated Ethylene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010 (incorporated by reference to Exhibit 10.22 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

Exhibit No.	Description

10.26*	Amended and Restated Benzene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010. (incorporated by reference to Exhibit 10.23 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.27*	Amended and Restated Butadiene Sales Contract (Europe), between Dow Europe GmbH and Styron Europe GmbH, dated June 17, 2010. (incorporated by reference to Exhibit 10.27 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.28*	Amended and Restated MOD5 Computerized Process Control Software Agreement, Licenses and Services, between Rofan Services Inc. and Styron LLC, dated as of June 17, 2010 (incorporated by reference to Exhibit 10.29 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.29*	Amendment No. 1 to the Amended and Restated MOD5 Computerized Process Control Software Agreement, Licenses and Services, between Rofan Services Inc. and Styron LLC, dated as of June 1, 2013 (incorporated by reference to Exhibit 10.30 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.30*	Amended and Restated Styron License Agreement, among The Dow Chemical Company, Dow Global Technologies Inc. and Styron LLC, dated as of June 17, 2010 (incorporated by reference to Exhibit 10.31 to the Registration Statement filed on Form S-4, File No. 333-191460, as amended on December 16, 2013)

10.31	Deed of Amendment, Restatement and Accession, dated May 30, 2013, by and among Styron Europe GmbH, Styron Deutschland Anlagengesellschaft mbH, Styron Netherlands B.V., Styron LLC, Trinseo U.S. Receivables Company SPV LLC, Styron Receivables Funding Limited, Styron Finance Luxembourg S.à r.l., Luxembourg, Zweigniederlassung Horgen, Regency Assets Limited, HSBC Bank plc, Styron Holding S.à.r.l, as parent and guarantor, TMF Administration Services Limited, as corporate administrator and registrar and the Law Debenture Trust Corporation plc, as Styron security trustee (incorporated by reference to Exhibit 10.32 to the Registration Statement filed on Form S-4, File No. 333-191460, filed on September 30, 2013)

10.32**	Form of Restoration and Elective Deferral Plan

10.33**	Performance Award (PA) Plan

10.34**	Form of 2014 Omnibus Incentive Plan

10.35**	Trinseo S.A. Cash Incentive Plan

10.36**	Form of Indemnification Agreement for Directors and Officers

10.37**	Form of Director Offer Letter

10.38**	Form of Restricted Stock Unit Agreement for Directors

10.39**	Letter agreement, dated as of May 30, 2014, terminating the Latex Joint Venture Option Agreement among The Dow Chemical Company, Styron LLC and Styron Holding B.V.

21.1**	Subsidiaries of Trinseo S.A.

23.1**	Consent of PricewaterhouseCoopers LLP.

23.2**	Consent of Deloitte & Touche LLP.

23.3**	Consent of Loyens & Loeff Luxembourg S.à.r.l. (included in the opinion filed as Exhibit 5.1).

24.1**	Powers of Attorney (included on the signature page).

24.2**	Powers of Attorney for Messrs. Cote, De Leener, Thomas and Vasseur

*	Portions of this exhibit have been omitted pursuant to a confidential treatment request that was granted effective January 30, 2014. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
**	Previously filed.